                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAPE MAY LIGHT, L.L.C.                          Case Number:01-10961(EIK)


                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES



Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the "Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: CAPE MAY LIGHT, L.L.C.                              Case No:01-10961(EIK)


                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                    ATTACHED
    NAME OF SCHEDULE                                (YES/NO)          ASSETS              LIABILITIES
A.  Real Property                                     Yes         $         0.00
B.  Personal Property                                 Yes         $57,130,362.21
C.  Property Claimed As Exempt                        No

D.  Creditors Holding Secured Claims                  Yes                                 $         0.00
E.  Creditors Holding Unsecured Priority Claims       Yes                                 $    40,266.00
F.  Creditors Holding Unsecured Nonpriority Claims    Yes                                 $63,045,129.66
G.  Executory Contracts and Unexpired Leases          No
H.  Codebtors                                         No

    EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)            No
J.  Current Expenditure of Individual Debtor(s)       No

            TOTALS                                                $57,130,362.21          $63,085,395.66

CAPE MAY LIGHT, L.L.C.                                            01-10961 (EIK)
     DEBTOR                                                          CASE NO.


                           SCHEDULE A - REAL PROPERTY


         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.


                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


CAPE MAY LIGHT, L.L.C.                                            01-10961 (EIK)
    DEBTOR                                                          CASE NO.


                           SCHEDULE A - REAL PROPERTY

                                                                       NET BOOK VALUE
                                                                       OF DEBTOR'S INTEREST
                                                                       IN PROPERTY, WITHOUT
DESCRIPTION AND LOCATION             NATURE OF DEBTOR'S                DEDUCTING ANY SECURED      AMOUNT OF
OF PROPERTY                          INTEREST IN PROPERTY              CLAIM OR EXEMPTION         SECURED CLAIM
       -None-


                                           Total Debtor -

                                 Total -

CAPE MAY LIGHT, L.L.C.                                            01-10961 (EIK)
       Debtor                                                        Case No.


                        SCHEDULE B - PERSONAL PROPERTY


         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."


                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: CAPE MAY LIGHT, L.L.C.                           Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY

                                                                          DESCRIPTION AND LOCATION           NET BOOK
  TYPE OF PROPERTY                                               NONE     OF PROPERTY                        VALUE
1. Cash on hand.                                                          SEE EXHIBIT-B1                     $ 24,514.89

2. Checking, savings or other financial accounts, certificates            SEE EXHIBIT-B2                     $790,327.65
   of deposit, or shares in banks, savings and loan, thrift,
   building and loan, and homestead associations, or
   credit unions, brokerage houses, or cooperatives.

3. Security deposits with public utilities, telephone              X      NONE                               $      0.00
   companies, landlords and others.

4. Household goods and furnishings, including audio, video         X      NONE                               $      0.00
   and computer equipment.

5. Books, pictures and other art objects, antiques, stamp,                SEE EXHIBIT-B5                     $      0.00
   coin, record, tape, compact disc and
   other collections or collectibles.

6. Wearing apparel.                                                X      NONE                               $      0.00

7. Furs and jewelry.                                               X      NONE                               $      0.00

8. Firearms and sports, photographic and other hobby               X      NONE                               $      0.00
   equipment.

9. Interests in insurance policies. Name of insurance              X      NONE                               $      0.00
   company of each policy and itemize surrender or
   refund value of each.

10. Annuities. Itemize and name each issuer.                       X      NONE                               $      0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit     X      NONE                               $      0.00
    sharing plan.

12. Stock and interest in incorporated and unincorporated          X      NONE                               $      0.00
    businesses.

                               UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


In re: CAPE MAY LIGHT, L.L.C.                           Case No: 01-10961  (EIK)


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION      NET BOOK
  TYPE OF PROPERTY                                                      NONE    OF PROPERTY                   VALUE
13. Interest in partnerships or joint ventures.                          X      NONE                          $         0.00

14. Government and corporate bonds and other negotiable                  X      NONE                          $         0.00
    and non-negotiable instruments.

15. Accounts receivable.                                                        SEE EXHIBIT-B15               $11,420,899.35

16. Alimony, maintenance, support and property settlements               X      NONE                          $         0.00
     to which the debtor is or may be entitled.

17. Other liquidated debts owing debtor including tax refunds.                  SEE EXHIBIT-B17               $         0.00

18. Equitable future interests, life estates, and rights or              X      NONE                          $         0.00
    powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19. Contingent and noncontigent interests in estate of a                 X      NONE                          $         0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                   SEE EXHIBIT-B20               $         0.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims.

21. Patents, copyrights and other intellectual property.                 X      NONE                          $         0.00

22. Licenses, franchises and other general intangibles.                         SEE EXHIBIT-B22               $         0.00

                               UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION         NET BOOK
  TYPE OF PROPERTY                                             NONE             OF PROPERTY                      VALUE
23. Automobiles, trucks, trailers and other vehicles and         X              NONE                             $         0.00
    accessories.

24. Boats, motors and accessories.                                              SEE EXHIBIT-B24                  $35,107,175.00

25. Aircraft and accessories.                                    X              NONE                             $         0.00

26. Office equipment, furnishings and supplies.                  X              NONE                             $         0.00

27. Machinery, fixtures, equipment and supplies used in          X              NONE                             $         0.00
    business.

28. Inventory.                                                                  SEE EXHIBIT-B28                  $   750,424.74

29. Animals.                                                     X              NONE                             $         0.00

30. Crop - growing or harvested.                                 X              NONE                             $         0.00

31. Farm equipment and implements.                               X              NONE                             $         0.00

32. Farm supplies, chemicals and feed.                           X              NONE                             $         0.00

33. Other personal property of any kind not already listed.                     SEE EXHIBIT-B33                  $ 9,037,020.58
                                                                                                                 --------------
                                           TOTAL:                                                                $57,130,362.21
                                                                                                                 ==============

                               UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                Page 1 of 11


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1

ASSET ID       DESCRIPTION                                    LOCATION                                     NET BOOK VALUE
56             PETTY CASH                                     ON BOARD THE CAPE MAY LIGHT                     $ 4,770.11
                                                              C/O ROBIN STREET WHARF
                                                              1380 PORT OF NEW ORLEANS PLACE
                                                              NEW ORLEANS, LA 70130-1890

271            PETTY CASH IN TRANSIT                          IN TRANSIT TO THE OFFICE                        $19,744.78
                                                                                                              ----------
                                                    TOTAL                                                     $24,514.89
                                                                                                              ==========

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 2 of 11


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID       DESCRIPTION                                  LOCATION                                           NET BOOK VALUE
 69            AMERICAN CLASSIC VOYAGES CO.                 BANK OF AMERICA                                      $  4,488.65
               ACCOUNT NUMBER 0030 6982 7205                BUSINESS SMALL SALES
                                                            901 WEST TRADE STREET
                                                            CHARLOTTE, NC 28255

109            CAPE MAY LIGHT ESCROW ACCOUNT                U.S. DEPARTMENT OF TRANSPORTATION                    $785,839.00
                                                            MARITIME ADMINISTRATION
                                                            400 SEVENTH STREET, SW
                                                            WASHINGTON, DC 20590
                                                                                                                 -----------
                                                    TOTAL                                                        $790,327.65
                                                                                                                 ===========

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 3 of 11


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

ASSET ID         DESCRIPTION                                 LOCATION                                      NET BOOK VALUE
533
                                                                                                                -----
                                                   TOTAL                                                        $0.00
                                                                                                                =====

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE                   Page 4 of 11

In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

 ASSET ID      DESCRIPTION                                  LOCATION                                           NET BOOK VALUE
500            CREDIT CARD RECEIVABLES                      PAYMENT TECH, AMERICAN EXPRESS,                     $   15,651.15
                                                            NOVUS (DISCOVER) & DINER'S CLUB

340            INTERCOMPANY RECEIVABLES                     AMERICAN CLASSIC VOYAGES CO.                        $  680,802.05

342            INTERCOMPANY RECEIVABLES                     CAT II, INC.                                        $    2,038.56

343            INTERCOMPANY RECEIVABLES                     GREAT AQ STEAMBOAT, LLC                             $1,640,241.44

344            INTERCOMPANY RECEIVABLES                     GREAT HAWAIIAN PROPERTIES CORPORATION               $    4,188.00

346            INTERCOMPANY RECEIVABLES                     OCEANIC SHIP CO.                                    $   13,839.73

349            INTERCOMPANY RECEIVABLES                     PROJECT AMERICA SHIP II, INC.                       $  412,316.64

351            INTERCOMPANY RECEIVABLES                     THE DELTA QUEEN STEAMBOAT CO.                       $8,451,454.40

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE                    Page 5 of 11

In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


ASSET ID       DESCRIPTION                                 LOCATION                                              NET BOOK VALUE
499            INTERCOMPANY RECEIVABLES                    DELTA QUEEN COASTAL VOYAGES, L.L.C.                   $   200,367.38
                                                                                                                 --------------
                                                    TOTAL                                                        $11,420,899.35
                                                                                                                 ==============

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                 Page 6 of 11

In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17


ASSET ID         DESCRIPTION                                 LOCATION                                      NET BOOK VALUE
554
                                                                                                                -----
                                                   TOTAL                                                        $0.00
                                                                                                                =====

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 7 of 11


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

ASSET ID         DESCRIPTION                                 LOCATION                                      NET BOOK VALUE
571
                                                                                                                     -----
                                                   TOTAL                                                             $0.00
                                                                                                                     =====

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 8 of 11


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

ASSET ID       DESCRIPTION                                     LOCATION                           NET BOOK VALUE
478            LIQUOR LICENSE                                  STATE OF MASSACHUSETTS                UNKNOWN
               LICENSE/CERTIFICATE# 0081

481            LIQUOR LICENSE                                  STATE OF VIRGINIA                     UNKNOWN
               LICENSE/CERTIFICATE# 012331

479            LIQUOR LICENSE                                  STATE OF NEW YORK                     UNKNOWN
               LICENSE/CERTIFICATE# 511450

477            LIQUOR LICENSE                                  STATE OF FLORIDA                      UNKNOWN
               LICENSE/CERTIFICATE# 7926
                                                                                                     -------
                                                    TOTAL                                            $  0.00
                                                                                                     =======

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                 Page 9 of 11


IN RE: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24

ASSET ID         DESCRIPTION                                 LOCATION                         NET BOOK VALUE
501              VESSEL                                      NEW ORLEANS, LA                  $35,107,175.00
                                                                                              --------------
                                                   TOTAL                                      $35,107,175.00
                                                                                              ==============

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

ASSET ID       DESCRIPTION                                     LOCATION                         NET BOOK VALUE
469            INVENTORY:                                      CAPE MAY LIGHT                     $750,424.74
               NEW ORLEANS, FOOD, BEVERAGE, HOTEL SUPPLY,
               GIFTSHOP, TECH CONSUMABLES, DIESEL FUEL
                                                                                                  -----------
                                                    TOTAL                                         $750,424.74
                                                                                                  ===========

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 11 of 11


In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

ASSET ID       DESCRIPTION                                  LOCATION                            NET BOOK VALUE
--------------------------------------------------------------------------------------------------------------
504            CONSTRUCTION IN PROGRESS                     NEW ORLEANS                          $  428,338.72

506            DEFERRED LOAN COSTS                          NEW ORLEANS                          $2,559,333.82

480            LIQUOR LICENSE                               STATE OF RHODE ISLAND                      UNKNOWN
               LICENSE/CERTIFICATE # 551

505            PREPAID EXPENSE                              NEW ORLEANS                           $  102,348.04

502            VESSEL IMPROVEMENTS - 5 YEAR                 NEW ORLEANS                           $3,877,000.00

503            VESSEL IMPROVEMENTS - 7 YEAR                 NEW ORLEANS                           $2,070,000.00
                                                                                                  -------------
                                                    TOTAL                                         $9,037,020.58
                                                                                                  -------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: CAPE MAY LIGHT, L.L.C.                         Case Number:01-10961 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.) Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

Report the total of all claims listed in this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.


                                  SEE ATTACHED

In re: CAPE MAY LIGHT, L.L.C.                            Case No: 01-10961 (EIK)

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

Creditor's Name and                       Claim was incurred on or              Contingent                 Amount      Unsecured
Mailing Address                           before the date listed below.              Unliquidated         of Claim     Portion.
Including Zip Code                        If claim is subject to                          Disputed                     If Any
                                          setoff, so state.                                     Co-
                                                                                                Debt
                                          Date                    Amount
Sub Schedule                              SECURED BANK DEBT
US DEPT OF TRANSPORTATION                                                       X    X    X     X
400 SEVENTH STREET, SW                    PRINCIPAL AMOUNT: $37,900,000.00
WASHINGTON  DC  20590                    INTEREST: $1,450,201.00
Creditor: 127054 - 27                                                           X               X
                                          FIRST PREFERRED SHIP MORTGAGE
                                          IN "CAPE MAY LIGHT"
                                          SHIP CONSTRUCTION FINANCING
                                                                                                         Unliquidated    Unknown
    Total Sub Schedule:                                                                                      $0.00        $0.00
      Total Schedule D:                                                                                      $0.00        $0.00


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